UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-3762

Smith Barney Aggressive Growth Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Smith Barney Fund Management LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: August 31

Date of reporting period: August 31, 2004

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

SMITH BARNEY

AGGRESSIVE GROWTH

FUND INC.

CLASSIC SERIES   |   ANNUAL REPORT   |   AUGUST 31, 2004

NOT  FDIC  INSURED  •  NOT  BANK  GUARANTEED  •  MAY  LOSE  VALUE

RICHIE FREEMAN PORTFOLIO MANAGER

Classic Series

Annual Report  •  August 31, 2004

SMITH BARNEY

AGGRESSIVE GROWTH FUND

RICHIE FREEMAN

Richie Freeman has more than 29 years of securities business experience and has been managing the fund since its inception in 1983.

Education: BS from Brooklyn College, MBA from New York University

FUND OBJECTIVE

The fund seeks capital appreciation. It seeks to achieve this objective by investing primarily in common stocks of companies that the manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies which comprise the S&P 500 Index.

FUND FACTS

FUND INCEPTION

October 24, 1983

MANAGER INVESTMENT INDUSTRY EXPERIENCE

29 Years

What’s Inside

LETTER  FROM  THE  CHAIRMAN

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Over the past 12 months, the domestic economy continued to recover, although a number of factors combined to impede its progress. At the start of the fund’s fiscal year in September of 2003, many of the geopolitical concerns that had previously been pressuring both the economy and the stock market had begun to ease. The initial combat phase of the conflict in Iraq had concluded and new federal tax legislation provided significant near-term tax cuts for consumers, businesses and investors, while key interest rates continued to hover near record lows.

During the third calendar quarter of 2003, gross domestic product (“GDP”)i growth reached 7.4% (revised),ii a high not seen in almost two decades and a sign to many investors that an economic recovery was underway. Improving job growth numbers late in 2003, sustained consumer spending and positive corporate earnings news all contributed to a broad stock market rally at the end of last year.

As the new year began, economic indicators grew increasingly mixed, creating uncertainty for investors that helped keep the stock market confined to a trading range. Economic growth as measured by GDP, which dropped to 4.2% in the fourth quarter of 2003, climbed only slightly in the first quarter of 2004 to 4.5% and declined again in the second quarter of 2004 to 2.8%. The U.S. Consumer Confidence Index,iii which had been on the rise since April, declined in August, reflecting consumers’ growing concern about the rate of job growth. After hovering near 40-year lows, the Federal Reserve Bank (“Fed”) raised its federal funds rateiv target by a quarter of a percent at the end of June to 1.25%, and again by another quarter of a percent on August 10th. Following the end of the fund’s reporting period, at its September meeting, the Fed once again increased its target for the federal funds rate to 1.75%.

Record-high crude oil prices led to a spike in energy costs, which helped curb consumer spending and acted to slow the domestic economy overall.

In the stock market, small- and mid-capitalization stocks generally performed in-line with large caps over the past year, while value-oriented stocks generally outperformed their growth counterparts. Performance varied widely among industry sectors, with the energy and utilities sectors recording double-digit returns for the period, while the information technology and consumer staples sectors suffered losses. Foreign stock markets typically outperformed the domestic market, and stocks generally outpaced bonds, which suffered during the spring due to heightened worries about resurgent inflation and rising interest rates, but improved towards the end of the period.

Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions and changes made to the portfolio during this time may have affected fund performance.

Information About Your Fund

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the

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Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

In November 2003, Citigroup Asset Management (“CAM”) disclosed an investigation by the Securities and Exchange Commission (“SEC”) and the U.S. Attorney relating to Citigroup Asset Management’s entry into the transfer agency business during 1997-1999. Citigroup has disclosed that the Staff of the SEC is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup, the former CEO of CAM, a former employee and a current employee of CAM, relating to the creation, operation and fees of its internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

/s/ R. Jay Gerken

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

September 13, 2004

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MANAGER  OVERVIEW

Special Shareholder Notice

We are pleased to note that the fund was chosen as one of 25 funds named to “USA TODAY’s 2004 All-Star Team,” selected for consistent management and long-term performance within the multi-cap growth category by the USA TODAY newspaper.v

On February 2, 2004, initial sales charges on Class L shares were eliminated. Effective April 29, 2004, Class L shares were renamed Class C shares.

Performance Review

For the 12 months ended August 31, 2004, Class A shares of the Smith Barney Aggressive Growth Fund, excluding sales charges, returned 7.62%. These shares outperformed the fund’s unmanaged benchmark, the Russell 3000 Growth Index,vi which returned 5.17% for the same period. These shares also outperformed the fund’s Lipper multi-cap growth funds category average,1 which returned 3.44%.

Market Overview

At the start of the fund’s fiscal year, we maintained a more cautious stance than in the spring of 2003. We did not anticipate another year of strong gains across many sectors of the market, and sought to caution shareholders against letting their expectations rise along with the stock market. From a psychological perspective, the market moved through alternating bouts of euphoria and pessimism over the past year, in line with mixed economic data and the headlines. Factors that have impacted the market over the past year included concern over the potential of rising interest rates, the situation in Iraq, questions related to the domestic presidential election and a potential change of administration, and the rise in energy prices.

As stock prices in general recovered during the latter part of 2003, the fund actually let its cash positions rise before re-deploying it during the spring of 2004. The high degree of uncertainty in the economic and geopolitical situation has kept many participants confused as to the future direction of the stock market, which ultimately acted to restrain its movement over the period and keep gains in many sectors of the market modest. Barring a major drop-off in the market that could have precipitated a new rally, we did not see a catalyst that would break the market out of its fairly limited trading range and remained highly selective in our decision-making approach throughout the period.

Contributors to Performance

Sector allocation and stock selection both had a positive impact on the fund’s performance in comparison to the

PERFORMANCE SNAPSHOT

AS OF AUGUST 31, 2004

(excluding sales charges)

	6 Months		12 Months

Class A Shares — Aggressive Growth Fund	-	8.83%	7.62%

Russell 3000 Growth Index	-	6.44%	5.17%

Lipper Multi-Cap Growth Funds Category Average	-	7.74%	3.44%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarneymutualfunds.com.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned -9.19%, Class C shares returned -9.17% and Class Y shares returned -8.63% over the six months ended February 29, 2004. Excluding sales charges, Class B shares returned 6.75%, Class C shares returned 6.83% and Class Y shares returned 8.07% over the 12 months ended August 31, 2004.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended August 31, 2004, calculated among the 435 funds for the six-month period and among the 426 funds for the 12-month period in the fund’s Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Average annual returns are based on the 12-month period ended August 31, 2004, calculated among the 426 funds in the fund’s Lipper category, including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

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benchmark index during the period. The fund’s portfolio generally saw strong returns in the telecommunications services, industrials, healthcare and energy sectors. In terms of individual stocks, the greatest single contributor to fund performance over the past 12 months was UnitedHealth Group Inc., a leading managed health care provider. UnitedHealth Group Inc. has experienced very strong internal growth and has also grown through prudent, targeted acquisitions over the years that it’s been held by the fund. In late July it acquired Oxford Health Plans, Inc., a health maintenance organization (“HMO”) operating primarily in the metropolitan New York area. The company generates strong free cash flow and has put some of that cash to work in recent years, buying back significant amounts of its own stock. We did not make any changes to the fund’s position in UnitedHealth Group Inc. during the period.

Another major contributor to performance, also in the healthcare sector, was Biogen Idec Inc., a biotechnology and biopharmaceuticals company formed through the merger of Idec Pharmaceuticals Corp. and Biogen, Inc. in November of 2003. The combined company received a boost when it announced the positive news that it was applying for early FDA approval of an important next-generation treatment for multiple sclerosis, Antegren, which has demonstrated very good clinical results. The fund was a buyer of Biogen stock around the time of the merger’s closing because we believed its valuation was attractive.

Manufacturing conglomerate Tyco International Ltd., under a new management team and board of directors installed in 2002, was a leading contributor to performance for the period. The new management and board have been key to the company’s recovery, regaining the confidence of the investment community, restoring Tyco to an investment-grade credit rating, and generating strong growth in profits and free cash flow. There was no change made to the position over the past twelve months.

In the telecommunication services sector, AT&T Wireless Services Inc., another leading contributor to performance, announced in February that it would be acquired by a competitor, Cingular Wireless. The deal has been approved by shareholders, but not yet completed at the time of this writing. The stock experienced sharp gains immediately after the announcement of the proposed merger. The fund had increased its stake in AT&T Wireless significantly in the first half of the fiscal year because we found its valuation to be compelling. AT&T Wireless has a large customer base and generates strong cash flow, so we thought the market undervalued it and that, eventually, either Wall St. or a competitor would recognize the real value of the company — as it turned out, the latter was the case. Late in the period, the fund sold over half its position in the stock to lock-in gains.

The fund’s largest energy sector holding, oil and natural gas exploration and production company Anadarko Petroleum Corp., which we initiated a position in during the most recent fiscal year, was a major contributor to performance for the period. Starting in late 2003, after the initial hostilities ended in Iraq, many in the market expected the price of oil to pull back significantly. When we observed that the price of oil failed to retreat, it signaled to us that the underlying demand for oil was probably greater than expected, and there remained a geopolitical/terrorism fear embedded in the price. We believed that as long as our underlying assumption about the long-term direction of oil prices — rising — was correct, there was an opportunity for the fund in the sector. The fund already owned positions in the oil service industry, which benefited from higher energy prices. Anadarko has taken advantage of the higher energy prices to sell off some properties at very favorable prices and plans to use some of the proceeds to pay down debt and buy back stock. The company remained one of the fund’s top ten holdings at the close of the period.

Detractors from Fund Performance

While performance for the period was positive, some holdings detracted from overall performance. The portfolio experienced negative returns from certain stocks in the information technology and consumer discretionary sectors. Maxtor Corp., a leading producer of hard disk drives used in PCs, was a detractor from performance during the past year. The entire disk drive industry is a cyclical industry, and unfortunately, the cycle caught up with Maxtor during the period. We expected that a wave of consolidation seen in the disk drive industry would lead to more rational pricing, but unfortunately, that has not yet been the case. In particular, Maxtor suffered due to a combination of poor execution on a particular product line and the overall weakness of the industry. We did not alter the fund’s position in the company during the period.

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Two of the larger detractors during the period came from the biotechnology industry, which suffered an industry- wide decline. Leading biotechnology firm Chiron Corp., had actually announced recent earnings that exceeded expectations of many analysts during the period, but its share price declined when the company — one of the two main suppliers of flu vaccine in the U.S. — announced that it would be unable to supply flu vaccines for the 2004 season. However, we believe that the balance of the company’s earnings remains favorable and we have not changed the fund’s position in Chiron. Amgen Inc., another biotechnology holding, is a case in which earnings at least met expectations during the period, but the stock still declined. Concern about potential changes to government reimbursement policies for some of Amgen’s drugs in 2005 has caused relative weakness in Amgen’s stock, despite its positive earnings news. We used the price weakness as an opportunity to add to our position in Amgen stock during the year.

Semiconductor stocks in general have been especially weak in 2004 and chip producer Micron Technology, Inc. has not been spared from that decline. Their market position we believe remains good and the company has made the transition to profitability, yet the overall sector weakness has impacted the share price.

Cabot Microelectronics Corp., a producer of compounds used in the production of microchips, also suffered along with the rest of the semiconductor industry, and detracted from performance during the period. The fund did not alter its position in Cabot during the period.

Portfolio Update

At the end of the reporting period, the fund maintained overweight positions relative to the benchmark index in the healthcare, energy, financials and consumer discretionary sectors and was underweight in the information technology and industrials sector, with a market weight for the telecommunications sector and no holdings in the consumer staples sector. The portfolio consisted primarily of U.S.-based stocks, with less than 5% of its assets held in non-U.S. stocks and less than 2% in cash or cash equivalents. The weighted average capitalization of companies held in the portfolio was approximately $29 billion, less than half of the benchmark index’s weighted average capitalization.

The fund’s top ten holdings at the close of the period were UnitedHealth Group, Inc. in health care, Lehman Brothers Holdings Inc. in financials, Anadarko Petroleum Corp. in energy, Biogen Idec Inc., Forest Laboratories Inc., Amgen Inc., and Genzyme Corp. in healthcare, Comcast Corp. in consumer discretionary, Chiron Corp. in healthcare, and Weatherford International Ltd. in energy.

Thank you for your investment in the Smith Barney Aggressive Growth Fund Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely,

Richard A. Freeman Vice President and Investment Officer

September 13, 2004

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The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of August 31, 2004 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The fund’s top ten holdings (as a % of net assets) as of August 31, 2004 were: UnitedHealth Group Inc. (8.4%), Lehman Brothers Holdings Inc. (6.3%), Anadarko Petroleum Corp. (5.7%), Biogen Idec Inc. (5.3%), Forest Laboratories Inc. (4.7%), Amgen Inc. (4.6%), Genzyme Corp. (4.1%), Comcast Corp. (4.0%), Chiron Corp. (4.0%), Weatherford International Ltd. (3.8%). Please refer to pages 12 through 14 for a list and percentage breakdown of the fund’s holdings.

RISKS: The fund may invest a significant portion of its assets in small- and mid-cap companies, which may involve a higher degree of risk and volatility than investments in large established companies. The fund may invest in foreign securities, which are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	Source: Bureau of Economic Analysis, U.S. Department of Commerce, August 27, 2004.
iii	Source: Consumer Confidence Index, The Conference Board, August 31, 2004.
iv	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
[v]	Source: USA TODAY, 02/23/04. USA TODAY is owned by Gannet Co. Inc.
vi	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

6        Smith Barney Aggressive Growth Fund Inc.      |      2004 Annual Report

Smith Barney Aggressive Growth Fund Inc. at a Glance (unaudited)

Investment Breakdown†

February 29, 2004

August 31, 2004

†	As a percentage of total investments. Please note that Fund holdings are subject to change.

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Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on March 1, 2004 and held for the six months ended August 31, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)
Class A	(8.83)%	$1,000.00	$911.70	1.19%	$5.72

Class B	(9.19)	1,000.00	908.10	2.00	9.59

Class C(4)	(9.17)	1,000.00	908.30	1.93	9.26

Class Y	(8.63)	1,000.00	913.70	0.76	3.66

(1)	For the six months ended August 31, 2004.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year.
(3)	Expenses (net of voluntary waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.
(4)	On April 29, 2004, Class L shares were renamed as Class C shares.

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Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,019.15	1.19%	$6.04

Class B	5.00	1,000.00	1,015.08	2.00	10.13

Class C(3)	5.00	1,000.00	1,015.43	1.93	9.78

Class Y	5.00	1,000.00	1,021.32	0.76	3.86

(1)	For the six months ended August 31, 2004.
(2)	Expenses (net of voluntary waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.
(3)	On April 29, 2004, Class L shares were renamed as Class C shares.

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Average Annual Total Returns† (unaudited)

	Without Sales Charges(1)
	Class A	Class B	Class C(2)	Class Y
Twelve Months Ended 8/31/04	7.62%	6.75%	6.83%	8.07%
Five Years Ended 8/31/04	4.70	3.85	3.92	5.10
Ten Years Ended 8/31/04	14.80	13.88	13.94	N/A
Inception* through 8/31/04	13.90	14.04	14.48	13.70	‡

	With Sales Charges(3)
	Class A	Class B	Class C(2)	Class Y
Twelve Months Ended 8/31/04	2.24%	1.75%	5.83%	8.07%
Five Years Ended 8/31/04	3.63	3.68	3.92	5.10
Ten Years Ended 8/31/04	14.21	13.88	13.94	N/A
Inception* through 8/31/04	13.62	14.04	14.48	13.70	‡

Cumulative Total Returns† (unaudited)
	Without Sales Charges(1)
Class A (8/31/94 through 8/31/04)	297.43%
Class B (8/31/94 through 8/31/04)	266.69
Class C (8/31/94 through 8/31/04)(2)	268.72
Class Y (Inception* through 8/31/04)	201.24‡

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.
(2)	On April 29, 2004, Class L shares were renamed as Class C shares.
(3)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment. The 1.00% initial sales charge on Class C shares is no longer imposed effective February 2, 2004.
†	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
*	Inception dates for Class A, B, C and Y shares are October 24, 1983, November 6, 1992, May 13, 1993 and October 12, 1995, respectively.
‡	Performance calculations for Class Y shares use January 31, 1996 as the inception date since all Class Y shares were redeemed during November 1995 and new shares in Class Y were not purchased until January 31, 1996.

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Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the

Smith Barney Aggressive Growth Fund Inc. vs. Russell 3000 Growth Index†

August 1994 — August 2004

†	Hypothetical illustration of $10,000 invested in Class A shares on August 31, 1994, assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through August 31, 2004. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Schedule of Investments August 31, 2004

SHARES	SECURITY	VALUE
COMMON STOCK — 98.1%
CONSUMER DISCRETIONARY — 14.5%
Media — 14.3%
7,850,000	Cablevision Systems Corp., NY Group, Class A Shares†	$145,382,000
1,394,000	Comcast Corp., Class A Shares†	39,268,980
11,500,000	Comcast Corp., Special Class A Shares†	319,125,000
17,000,000	Liberty Media Corp., Series A Shares†	151,470,000
850,000	Liberty Media International, Inc., Series A Shares†	28,730,000
15,000,000	Time Warner Inc.†	245,250,000
1,736,000	Viacom Inc., Class B Shares	57,826,160
5,500,000	The Walt Disney Co.	123,475,000
1,100,000	World Wrestling Entertainment, Inc.	13,211,000

		1,123,738,140

Specialty Retail — 0.2%
2,907,200	Charming Shoppes, Inc.†	19,943,392

	TOTAL CONSUMER DISCRETIONARY	1,143,681,532

ENERGY — 11.0%
Energy Equipment & Services — 5.3%
1,447,500	Core Laboratories N.V.†	31,656,825
5,099,700	Grant Prideco, Inc.†	93,171,519
6,400,000	Weatherford International Ltd.†	296,576,000

		421,404,344

Oil & Gas — 5.7%
7,600,000	Anadarko Petroleum Corp.	450,072,000

	TOTAL ENERGY	871,476,344

EXCHANGE TRADED FUND — 1.7%
4,000,000	Nasdaq-100 Index Tracking Stock	136,160,000

FINANCIALS — 12.3%
Banks — 2.5%
3,000,000	Astoria Financial Corp.	109,020,000
4,000,000	New York Community Bancorp, Inc.	85,400,000

		194,420,000

Diversified Financials — 9.8%
897,100	CIT Group Inc.	32,062,354
1,049,000	Cohen & Steers, Inc.†	15,630,100
30,000	The Goldman Sachs Group, Inc.	2,689,500
6,738,998	Lehman Brothers Holdings Inc.	497,944,562
4,400,000	Merrill Lynch & Co., Inc.	224,708,000
27,637	National Financial Partners Corp.	950,713

		773,985,229

	TOTAL FINANCIALS	968,405,229

HEALTHCARE — 40.3%
Biotechnology — 22.6%
200,000	Albany Molecular Research, Inc.†	2,088,000
1,550,000	Alkermes, Inc.†	16,476,500

See Notes to Financial Statements.

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Schedule of Investments (continued)August 31, 2004

SHARES	SECURITY	VALUE
Biotechnology — 22.6% (continued)
6,090,200	Amgen Inc.†	$361,087,958
599,500	AP Pharma, Inc.†	731,390
7,000,000	Biogen Idec Inc.†	415,310,000
200,000	Bioveris Corp.†	1,442,000
1,732,725	CancerVax Corp.†	13,601,891
7,350,000	Chiron Corp.†	311,493,000
532,000	Genentech, Inc.†	25,950,960
5,946,811	Genzyme Corp.†	321,127,794
3,800,000	ImClone Systems Inc.†	202,464,000
1,050,000	Isis Pharmaceuticals, Inc.†	6,300,000
6,040,000	Millennium Pharmaceuticals, Inc.†	71,815,600
880,000	Nabi Biopharmaceuticals†	10,278,400
750,000	Nanogen, Inc.†	3,135,000
1,900,000	Vertex Pharmaceuticals Inc.†	18,487,000

		1,781,789,493

Healthcare Equipment & Supplies — 0.6%
864,400	Biosite Inc.†	40,929,340
87,500	Cytyc Corp.†	2,096,500

		43,025,840

Healthcare Providers & Services — 8.4%
10,000,000	UnitedHealth Group Inc.	661,300,000

Pharmaceuticals — 8.7%
8,000,000	Forest Laboratories, Inc.†	366,800,000
2,156,000	Johnson & Johnson	125,263,600
5,150,000	King Pharmaceuticals, Inc.†	64,169,000
768,303	Pfizer Inc.	25,100,459
800,520	Teva Pharmaceutical Industries Ltd., Sponsored ADR	21,814,170
3,600,000	Valeant Pharmaceuticals International	84,456,000

		687,603,229

	TOTAL HEALTHCARE	3,173,718,562

INDUSTRIALS — 7.0%
Aerospace & Defense — 2.5%
3,179,475	L-3 Communications Holdings, Inc.	199,162,314

Industrial Conglomerates — 3.6%
9,025,000	Tyco International Ltd.	282,663,000

Machinery — 0.9%
2,790,500	Pall Corp.	67,976,580

	TOTAL INDUSTRIALS	549,801,894

INFORMATION TECHNOLOGY — 10.3%
Communications Equipment — 2.7%
3,000,000	C-COR Inc.†	23,580,000
1,270,000	DSP Group, Inc.†	24,142,700
7,500,000	Motorola, Inc.	121,125,000
675,072	Nokia Oyj	7,912,202
2,924,928	Nokia Oyj, Sponsored ADR	34,748,145

		211,508,047

See Notes to Financial Statements.

13        Smith Barney Aggressive Growth Fund Inc.      |      2004 Annual Report

Schedule of Investments (continued)August 31, 2004

SHARES	SECURITY	VALUE
Computers & Peripherals — 1.6%
350,000	Drexler Technology Corp.†	$2,761,500
8,595,000	Maxtor Corp.†	36,099,000
6,150,000	Quantum Corp.†	14,452,500
3,000,000	SanDisk Corp.†	70,050,000

		123,363,000

Electronic Equipment & Instruments — 0.2%
689,000	Excel Technology, Inc.†	17,045,860

Semiconductor Equipment & Products — 4.7%
1,050,000	Cabot Microelectronics Corp.†	35,059,500
3,720,000	Cirrus Logic, Inc.†	18,823,200
1,000,000	Cree, Inc.†	25,010,000
3,280,000	Intel Corp.	69,831,200
13,750,000	Micron Technology, Inc.†	158,262,500
4,000,000	RF Micro Devices, Inc.†	20,480,000
630,000	Standard Microsystems Corp.†	9,998,100
2,800,000	Teradyne, Inc.†	36,036,000

		373,500,500

Software — 1.1%
1,100,000	Advent Software, Inc.†	18,568,000
675,000	Autodesk, Inc.	29,976,750
680,800	Microsoft Corp.	18,585,840
785,500	RSA Security Inc.†	11,696,095
650,000	Verity, Inc.†	7,442,500

		86,269,185

	TOTAL INFORMATION TECHNOLOGY	811,686,592

TELECOMMUNICATION SERVICES — 1.0%
Diversified Telecommunication Services — 0.2%
800,000	AT&T Corp.	11,824,000

Wireless Telecommunication Services — 0.8%
4,566,300	AT&T Wireless Services, Inc.†	66,759,306

	TOTAL TELECOMMUNICATION SERVICES	78,583,306

	TOTAL COMMON STOCK (Cost — $6,570,269,492)	7,733,513,459

FACE AMOUNT
REPURCHASE AGREEMENT — 1.9%
$146,230,000	Deutsche Bank Securities Inc. dated 8/31/04, 1.570% due 9/1/04; Proceeds at maturity —$146,236,377; (Fully collateralized by various U.S. Government Agency Obligations, 0.000% to 6.750% due 9/9/04 to 3/15/31; Market value — $149,154,629) (Cost — $146,230,000)	146,230,000

	TOTAL INVESTMENTS — 100.0% (Cost — $6,716,499,492*)	7,879,743,459
	Other Assets in Excess of Liabilities — 0.0%	454,382

	TOTAL NET ASSETS — 100.0%	$7,880,197,841

†	Non-income producing security.
*	Aggregate cost for Federal income tax purposes is $6,716,824,591.

Abbreviation used in this schedule:

ADR — American Depositary Receipt

See Notes to Financial Statements.

14        Smith Barney Aggressive Growth Fund Inc.      |      2004 Annual Report

Statement of Assets and Liabilities August 31, 2004

ASSETS:
Investments, at value (Cost — $6,716,499,492)	$7,879,743,459
Cash	698
Receivable for Fund shares sold	10,341,243
Dividends and interest receivable	2,147,612
Other receivables	59,044
Receivable for securities sold	37,154
Prepaid expenses	70,252

Total Assets	7,892,399,462

LIABILITIES:
Payable for Fund shares reacquired	4,857,404
Investment advisory fee payable	2,320,270
Distribution plan fees payable	1,467,496
Administration fee payable	1,313,199
Accrued expenses	2,243,252

Total Liabilities	12,201,621

Total Net Assets	$7,880,197,841

NET ASSETS:
Par value of capital shares	$975,577
Capital paid in excess of par value	6,747,392,601
Accumulated net realized loss on investment transactions	(31,414,304)
Net unrealized appreciation of investments	1,163,243,967

Total Net Assets	$7,880,197,841

Shares Outstanding:
Class A	35,094,579

Class B	27,859,113

Class C	21,001,973

Class Y	13,602,060

Net Asset Value:
Class A	$84.33

Class B*	$76.25

Class C*	$76.69

Class Y	$87.18

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.00%)	$88.77

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

15        Smith Barney Aggressive Growth Fund Inc.      |      2004 Annual Report

Statement of OperationsFor the Year Ended August 31, 2004

INVESTMENT INCOME:
Dividends	$26,397,824
Interest	2,948,882
Less: Foreign withholding tax	(217,696)

Total Investment Income	29,129,010

EXPENSES:
Investment advisory fee (Note 2)	45,930,155
Distribution plan fees (Notes 2 and 4)	45,354,344
Administration fee (Note 2)	15,553,127
Transfer agency services (Notes 2 and 4)	11,900,394
Custody	335,086
Shareholder communications (Note 4)	288,674
Registration fees	127,511
Audit and legal	93,117
Directors’ fees	53,775
Other	45,203

Total Expenses	119,681,386
Less: Investment advisory fee waiver (Notes 2 and 7)	(1,556,101)

Net Expenses	118,125,285

Net Investment Loss	(88,996,275)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES (NOTE 3):
Net Realized Gain From:
Investment transactions	65,659,886
Foreign currency transactions	809

Net Realized Gain	65,660,695

Net Increase in Unrealized Appreciation on Investments	475,582,240

Net Gain on Investments and Foreign Currencies	541,242,935

Increase in Net Assets From Operations	$452,246,660

See Notes to Financial Statements.

16        Smith Barney Aggressive Growth Fund Inc.      |      2004 Annual Report

Statements of Changes in Net Assets For the Years Ended August 31,

	2004	2003
OPERATIONS:
Net investment loss	$(88,996,275)	$(65,221,839)
Net realized gain (loss)	65,660,695	(41,268,126)
Increase in net unrealized appreciation	475,582,240	1,363,253,834

Increase in Net Assets From Operations	452,246,660	1,256,763,869

FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	2,087,388,699	1,876,235,063
Cost of shares reacquired	(1,266,373,264)	(1,290,220,871)

Increase in Net Assets From Fund Share Transactions	821,015,435	586,014,192

Increase in Net Assets	1,273,262,095	1,842,778,061

NET ASSETS:
Beginning of year	6,606,935,746	4,764,157,685

End of year	$7,880,197,841	$6,606,935,746

See Notes to Financial Statements.

17        Smith Barney Aggressive Growth Fund Inc.      |      2004 Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended August 31, unless otherwise noted:

Class A Shares	2004(1)	2003(1)	2002(1)	2001(1)	2000(1)
Net Asset Value, Beginning of Year	$78.36	$62.24	$ 91.46	$110.53	$ 67.73

Income (Loss) From Operations:
Net investment loss	(0.71)	(0.58)	(0.71)	(0.79)	(0.59)
Net realized and unrealized gain (loss)	6.68	16.70	(28.51)	(18.28)	44.11

Total Income (Loss) From Operations	5.97	16.12	(29.22)	(19.07)	43.52

Less Distributions From:
Net realized gains	—	—	—	—	(0.72)

Total Distributions	—	—	—	—	(0.72)

Net Asset Value, End of Year	$84.33	$78.36	$ 62.24	$ 91.46	$110.53

Total Return(2)	7.62%	25.90%	(31.95)%	(17.25)%	64.91%

Net Assets, End of Year (millions)	$2,959	$2,332	$1,639	$1,952	$1,731

Ratios to Average Net Assets:
Expenses(3)	1.19%	1.22%	1.21%	1.17%	1.14%
Net investment loss	(0.82)	(0.86)	(0.88)	(0.80)	(0.66)

Portfolio Turnover Rate	5%	1%	1%	0%	1%

Class B Shares	2004(1)	2003(1)	2002(1)	2001(1)	2000(1)
Net Asset Value, Beginning of Year	$71.43	$57.19	$ 84.73	$103.24	$ 63.82

Income (Loss) From Operations:
Net investment loss	(1.28)	(1.03)	(1.26)	(1.48)	(1.23)
Net realized and unrealized gain (loss)	6.10	15.27	(26.28)	(17.03)	41.37

Total Income (Loss) From Operations	4.82	14.24	(27.54)	(18.51)	40.14

Less Distributions From:
Net realized gains	—	—	—	—	(0.72)

Total Distributions	—	—	—	—	(0.72)

Net Asset Value, End of Year	$76.25	$71.43	$ 57.19	$ 84.73	$103.24

Total Return(2)	6.75%	24.90%	(32.50)%	(17.93)%	63.58%

Net Assets, End of Year (millions)	$2,124	$1,984	$1,542	$1,893	$1,485

Ratios to Average Net Assets:
Expenses(3)	2.01%	2.03%	2.03%	1.99%	1.94%
Net investment loss	(1.64)	(1.67)	(1.70)	(1.62)	(1.47)

Portfolio Turnover Rate	5%	1%	1%	0%	1%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
(3)	The investment adviser waived a portion of its advisory fee for the year ended August 31, 2004. If such fees were not waived, the actual expense ratios for Class A and Class B shares would have been 1.21% and 2.03%, respectively.

See Notes to Financial Statements.

18        Smith Barney Aggressive Growth Fund Inc.      |      2004 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended August 31, unless otherwise noted:

Class C Shares(1)	2004(2)	2003(2)	2002(2)	2001(2)	2000(2)
Net Asset Value, Beginning of Year	$71.79	$57.44	$ 85.03	$103.54	$ 63.99

Income (Loss) From Operations:
Net investment loss	(1.22)	(0.99)	(1.20)	(1.44)	(1.24)
Net realized and unrealized gain (loss)	6.12	15.34	(26.39)	(17.07)	41.51

Total Income (Loss) From Operations	4.90	14.35	(27.59)	(18.51)	40.27

Less Distributions From:
Net realized gains	—	—	—	—	(0.72)

Total Distributions	—	—	—	—	(0.72)

Net Asset Value, End of Year	$76.69	$71.79	$ 57.44	$ 85.03	$103.54

Total Return(3)	6.83%	24.98%	(32.45)%	(17.88)%	63.62%

Net Assets, End of Year (millions)	$1,611	$1,415	$1,076	$1,286	$696

Ratios to Average Net Assets:
Expenses(4)	1.93%	1.96%	1.95%	1.94%	1.94%
Net investment loss	(1.56)	(1.60)	(1.62)	(1.57)	(1.46)

Portfolio Turnover Rate	5%	1%	1%	0%	1%

Class Y Shares	2004(2)	2003(2)	2002(2)	2001(2)	2000(2)
Net Asset Value, Beginning of Year	$80.67	$63.81	$ 93.38	$112.46	$ 68.69

Income (Loss) From Operations:
Net investment loss	(0.36)	(0.30)	(0.41)	(0.45)	(0.30)
Net realized and unrealized gain (loss)	6.87	17.16	(29.16)	(18.63)	44.79

Total Income (Loss) From Operations	6.51	16.86	(29.57)	(19.08)	44.49

Less Distributions From:
Net realized gains	—	—	—	—	(0.72)

Total Distributions	—	—	—	—	(0.72)

Net Asset Value, End of Year	$87.18	$80.67	$ 63.81	$ 93.38	$112.46

Total Return(3)	8.07%	26.42%	(31.67)%	(16.97)%	65.42%

Net Assets, End of Year (millions)	$1,186	$876	$178	$200	$219

Ratios to Average Net Assets:
Expenses(4)	0.78%	0.81%	0.82%	0.82%	0.82%
Net investment loss	(0.40)	(0.43)	(0.49)	(0.45)	(0.34)

Portfolio Turnover Rate	5%	1%	1%	0%	1%

(1)	On April 29, 2004, Class L shares were renamed as Class C shares.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
(4)	The investment adviser waived a portion of its advisory fee for the year ended August 31, 2004. If such fees were not waived, the actual expense ratios for Class C and Class Y shares would have been 1.95% and 0.80%, respectively.

See Notes to Financial Statements.

19        Smith Barney Aggressive Growth Fund Inc.      |      2004 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Smith Barney Aggressive Growth Fund Inc. (“Fund”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The following are the significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities traded on national securities markets are valued at the closing price on such markets. Securities traded in the over-the-counter market and listed securities for which no sales prices were reported are valued at the mean between the bid and asked prices. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Securities primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, except that when a significant occurrence, subsequent to the time a value was so established, is likely to have significantly changed the value then, the fair value of those securities will be determined by consideration of other factors by and under the direction of the Board of Directors or its delegates. Short-term obligations with maturities of 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value. Securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank.

(d) Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends and capital gains, if any; at least annually. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

(e) Class Accounting. Class specific expenses are charged to each class; investment advisory fees and general fund expenses, income, gains and/or losses are allocated on the basis of relative net assets of each class or on another reasonable basis.

20        Smith Barney Aggressive Growth Fund Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

(f) Federal Income Taxes. The Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income and capital gains sufficient to relieve it from substantially all Federal income and excise taxes.

(g) Other. Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Gains or losses on the sale of securities are calculated by using the specific identification method.

(h) Year End Tax Reclassifications. At August 31, 2004, reclassifications were made to the Fund’s capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, net investment loss amounting to $88,995,466 has been reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change.

2.	Investment Advisory Agreement, Administration Agreement and Other Transactions

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.60% of the Fund’s average daily net assets up to $5 billion; 0.575% on the next $2.5 billion; 0.55% on the next $2.5 billion; and 0.50% on the Fund’s average daily net assets in excess of $10 billion. This fee is calculated daily and paid monthly.

During the year ended August 31, 2004, SBFM waived a portion of its advisory fee in the amount of $1,556,101.

SBFM also acts as the Fund’s administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) and Primerica Shareholder Services (“PSS”), another subsidiary of Citigroup, act as the Fund’s sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the year ended August 31, 2004, the Fund paid transfer agent fees of $7,819,495 to CTB.

Citigroup Global Markets Inc. (“CGM”) and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund’s distributors.

On February 2, 2004, initial sales charges on Class L shares were eliminated. On April 29, 2004, Class L shares were renamed as Class C shares.

There is a maximum initial sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

21        Smith Barney Aggressive Growth Fund Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

For the year ended August 31, 2004, CGM and its affiliates received sales charges of approximately $16,377,000 and $1,579,000 on sales of the Fund’s Class A and C shares, respectively. In addition, for the year ended August 31, 2004, CDSCs paid to CGM and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$16,000	$4,704,000	$190,000

For the year ended August 31, 2004, CGM and its affiliates received brokerage commissions of $39,050.

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3.	Investments

During the year ended August 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$1,230,453,537

Sales	373,194,418

At August 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Gross unrealized appreciation	$2,539,983,542
Gross unrealized depreciation	(1,377,064,674)

Net unrealized appreciation	$1,162,918,868

4.	Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class. For the year ended August 31, 2004, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C
Rule 12b-1 Distribution Plan Fees	$7,127,634	$21,889,194	$16,337,516

For the year ended August 31, 2004, total Transfer Agency Service expenses were as follows:

	Class A	Class B	Class C	Class Y
Transfer Agency Service Expenses	$4,604,940	$4,926,962	$2,368,005	$487

For the year ended August 31, 2004, total Shareholder Communication expenses were as follows:

	Class A	Class B	Class C	Class Y
Shareholder Communication Expenses	$91,592	$129,220	$67,249	$613

22        Smith Barney Aggressive Growth Fund Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

5.	Capital Shares

At August 31, 2004, the Fund had 100 million shares of capital stock authorized with a par value of $0.01 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended August 31, 2004		Year Ended August 31, 2003
	Shares	Amount	Shares	Amount
Class A
Shares sold	11,402,237	$981,980,219	8,506,276	$582,034,110
Shares reacquired	(6,059,067)	(521,666,249)	(5,081,210)	(341,718,810)

Net Increase	5,343,170	$460,313,970	3,425,066	$240,315,300

Class B
Shares sold	4,747,667	$369,846,640	5,651,045	$355,363,778
Shares reacquired	(4,668,527)	(364,999,511)	(4,834,626)	(291,969,173)

Net Increase	79,140	$4,847,129	816,419	$63,394,605

Class C†
Shares sold	4,792,753	$374,406,458	4,527,369	$289,298,922
Shares reacquired	(3,499,541)	(274,525,721)	(3,560,257)	(215,242,394)

Net Increase	1,293,212	$99,880,737	967,112	$74,056,528

Class Y
Shares sold	3,902,837	$361,155,382	8,692,881	$604,747,099
Shares reacquired	(1,163,870)	(105,181,783)	(621,570)	(44,129,814)

Net Increase	2,738,967	$255,973,599	8,071,311	$560,617,285

Class Z‡
Shares sold	—	—	673,406	$44,791,154
Shares reacquired	—	—	(5,757,800)	(397,160,680)

Net Decrease	—	—	(5,084,394)	$(352,369,526)

†	On April 29, 2004, Class L shares were renamed as Class C shares.
‡	As of April 21, 2003, Class Z shares were fully redeemed.

6.	Income Tax Information

As of August 31, 2004, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward	(31,089,205	)*
Other book/tax temporary differences	—
Unrealized appreciation	1,162,918,868	**

Total accumulated earnings	$1,131,829,663

*	On August 31, 2004, the Fund had a net capital loss carryforward of approximately $31,089,000, of which $17,875,000 expires in 2010 and $13,214,000 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.
**	The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

7.	Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (SEC) has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (CTB), an affiliate of CAM; Thomas

23        Smith Barney Aggressive Growth Fund Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

W. Jones, the former CEO of CAM; and two other individuals, one of whom is an employee and the other of whom is a former employee of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds. As previously disclosed, CAM has already agreed to pay the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

8.	Legal Matters

Class action lawsuits have been filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers (the “Funds”), and directors or trustees of the Funds. The complaints allege, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also allege that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on Fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints seek injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses. Citigroup Asset Management believes that the suits are without merit and intends to defend the cases vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Citigroup Asset Management nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or the ability of the Distributor or the Advisers to perform under their respective contracts with the Funds.

24        Smith Barney Aggressive Growth Fund Inc.      |      2004 Annual Report

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors of

Smith Barney Aggressive Growth Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Aggressive Growth Fund Inc. (“Fund”) as of August 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian and broker. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 22, 2004

25        Smith Barney Aggressive Growth Fund Inc.      |      2004 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Smith Barney Aggressive Growth Fund Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and certain officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund’s Directors and is available, without charge, upon request by calling the Fund’s transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010) or the Fund’s sub-transfer agent (Primerica Shareholder Services at 1-800-544-5445).

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:

Paul R. Ades Paul R. Ades, PLLC 181 West Main Street Suite C Babylon, NY 11702 Age 63	Director	Since 1983	Law Firm of Paul R. Ades, PLLC (from April 2000 to Present); Partner in Law Firm of Murov & Ades, Esqs. (from November 1970 to March 2000)	15	None

Dwight B. Crane Harvard Business School Soldiers Field Morgan Hall #375 Boston, MA 02163 Age 66	Director	Since 1994	Professor, Harvard Business School	49	None

Frank G. Hubbard Avatar International, Inc. 87 Whittredge Road Summit, NJ 07901 Age 66	Director	Since 1994	President of Avatar International, Inc. (Business Development) (since 1998); Vice President of S&S Industries (Chemical Distribution) (from 1995 to 1998)	15	None

Jerome H. Miller c/o R. Jay Gerken Citigroup Asset Management (“CAM”) 399 Park Avenue, 4th Floor New York, NY 10022 Age 65	Director	Since 1998	Retired	15	None

Ken Miller Young Stuff Apparel Group, Inc. 930 Fifth Avenue Suite 610 New York, NY 10021 Age 62	Director	Since 1983	President of Young Stuff Apparel Group, Inc. (since 1963)	15	None

26        Smith Barney Aggressive Growth Fund Inc.      |      2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:

R. Jay Gerken, CFA** CAM 399 Park Avenue, 4th Floor New York, NY 10022 Age 53	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	221	None

Officers:

Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Age 47	Senior Vice President, Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Richard A. Freeman CAM 399 Park Avenue, 4th Floor New York, NY 10022 Age 50	Vice President and Investment Officer	Since 1983	Managing Director of CGM and Investment Officer of SBFM	N/A	N/A

Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Age 41	Chief Anti-Money Laundering Compliance Officer	Since 2002	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer, Chief Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Compliance Officer, Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc., Salomon Brothers Asset Management Asia Pacific Limited (from 1997 to 1999)	N/A	N/A
	Chief Compliance Officer	Since 2004

27        Smith Barney Aggressive Growth Fund Inc.      |      2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director

Kaprel Ozsolak CAM 125 Broad Street, 11th Floor New York, NY 10004 Age 38	Chief Financial Officer and Treasurer	Since 2004	Vice President of CGM; Controller of certain mutual funds associated with Citigroup (from 2002 to 2004)	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Age 48	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM (from 2001 to 2004); Secretary and Chief Legal Officer of certain mutual funds associated with Citigroup	N/A	N/A

*	Each Director and officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

28        Smith Barney Aggressive Growth Fund Inc.      |      2004 Annual Report

SMITH BARNEY

AGGRESSIVE GROWTH FUND INC.

DIRECTORS

Paul R. Ades

Dwight B. Crane

R. Jay Gerken, CFA

Chairman

Frank G. Hubbard

Jerome H. Miller

Ken Miller

OFFICERS

R. Jay Gerken, CFA

President and
Chief Executive Officer

Andrew B. Shoup

Senior Vice President,

Chief Administrative Officer

Richard A. Freeman

Vice President and

Investment Officer

Andrew Beagley

Chief Anti-Money Laundering Compliance Officer and
Chief Compliance Officer

Kaprel Ozsolak

Chief Financial Officer
and Treasurer

Robert I. Frenkel

Secretary and
Chief Legal Officer

INVESTMENT ADVISER
AND ADMINISTRATOR

Smith Barney Fund
Management LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

PFS Distributors, Inc.

CUSTODIAN

State Street Bank and
Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.

125 Broad Street, 11th Floor

New York, New York 10004

SUB-TRANSFER AGENTS

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

Primerica Shareholder Services

P.O. Box 9662

Providence, Rhode Island

02940-9662

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jane F. Dasher, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Dasher as the Audit Committee’s financial expert. Ms. Dasher is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees for the Smith Barney Aggressive Growth Fund Inc. were $31,000 and $31,000 for the years ended 8/31/04 and 8/31/03.

(b)	Audit-Related Fees for the Smith Barney Aggressive Growth Fund Inc. were $0 and $0 for the years ended 8/31/04 and 8/31/03.

(c)	Tax Fees for Smith Barney Aggressive Growth Fund Inc. of $2,300 and $2,300 for the years ended 8/31/04 and 8/31/03. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Smith Barney Aggressive Growth Fund Inc.

(d)	All Other Fees for Smith Barney Aggressive Growth Fund Inc. of $0 and $0 for the years ended 8/31/04 and 8/31/03.

(e)	(1) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation
S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Aggressive Growth Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 8/31/04 and 8/31/03; Tax Fees were 100% and 100% for the years ended 8/31/04 and 8/31/03; and Other Fees were 100% and 100% for the years ended 8/31/04 and 8/31/03.

(f)	N/A

(g)	Non-audit fees billed by the Accountant for services rendered to Smith Barney Aggressive Growth Fund Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Aggressive Growth Fund Inc. were $0 and $0 for the years ended 8/31/04 and 8/31/03.

(h)	Yes. The Smith Barney Aggressive Growth Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Accountant to the Smith Barney Aggressive Growth Fund Inc. or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Aggressive Growth Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Smith Barney Aggressive Growth Fund Inc.

Date: November 10, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Smith Barney Aggressive Growth Fund Inc.

Date: November 10, 2004

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Smith Barney Aggressive Growth Fund Inc.

Date: November 10, 2004